EXHIBIT 99.3





                                     CONSENT



                  Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Joint Proxy Statement\Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.


By: /s/ JAMES W. FULMER                             Dated: NOVEMBER 3, 1999
    -------------------------                              ---------------------
    James W. Fulmer


By: /s/ CRAIG YUNKER                                Dated: NOVEMBER 3, 1999
    -------------------------                              ---------------------
    Craig Yunker


By: /s/ WILLIAM D. SPAIN, JR                        Dated: NOVEMBER 3, 1999
    -------------------------                              ---------------------
    William D. Spain, Jr.